UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2013

COLONIAL FINANCIAL SERVICES, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-34817 (Commission File Number)	90-0183739 (I.R.S. Employer Identification No.)

2745 S. Delsea Drive, Vineland, New Jersey	08360
(Address of principal executive offices)	(Zip Code)

(856) 205-0058
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the current report on Form 8-K filed by Colonial Financial Services, Inc. (the “Company”) with the Securities and Exchange Commission on May 17, 2013 (the “Original Filing”). The sole purpose of this Amendment No. 1 is to disclose the Company’s decision regarding how often it will conduct stockholder advisory votes on executive compensation.  No other changes have been made to the Original Filing.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 16, 2013, the Company’s stockholders conducted a non-binding advisory vote regarding the frequency of stockholder approval of the compensation of named executive officers. After considering the results of the stockholder advisory vote, the Company’s Board of Directors has determined that the Company will hold an annual advisory vote on executive compensation until the next required vote on the frequency of stockholder votes on executive compensation.

Item 9.01	Financial Statement and Exhibits

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL FINANCIAL SERVICES, INC.

Date: June 25, 2013	By: /s/ Edward J. Geletka
Edward J. Geletka
President and Chief Executive Officer